Exhibit 99.1

CONFEDERATE MOTOR COMPANY, INC.
Condensed Balance Sheets
September 30, 2008 (Unaudited) and
December 31, 2007 (Audited)

	2008	2007
Assets

Current assets
Cash and cash equivalents	$194,964	$10,899
Employee Advances	20,000
Inventory	425,579	260,654
	640,543	271,553
Property and equipment, net	108,364	150,910

Other assets	37,666	21,000
	$786,573	$443,463
Liabilities and Stockholders’ Deficit

Current liabilities
Accounts payable	$103,846	$170,290
Accrued salaries	-	23,650
Convertible note	225,000	-
Deferred revenue	442,286	492,504
Warranty reserve	8,600	8,000
Other accrued expenses	48,090	67,540
Current portion of notes payable	44,648	45,580
Current portion of capital leases	22,027	21,400
	894,497	828,964
Notes payable, less current portion	175,679	211,131

Capital leases, less current portion	53,370	70,114

Stockholders’ deficit
Class C preferred stock, no par value, $17,500 liquidation
value, 50,000 shares authorized, 57.1430 shares issued
and outstanding	-	-
Class B common stock, no par value, 50,000 shares
authorized, no shares issued at December 31, 2007 and 2006	-	-
Class A common stock, no par value, 50,000 shares
authorized, 138.3681 and 132.6736 shares issued and
outstanding at September 30, 2008 and December 31, 2007, respectively	-	-
Additional paid-in capital	1,988,000	1,838,000
Stock subscriptions	-	(50,000)
Accumulated deficit	(2,324,673)	(2,454,746)
	(336,973)	(666,746)
	$786,573	$443,463

See notes to condensed financial statements.

CONFEDERATE MOTOR COMPANY, INC.
Condensed Statements of Operations
Nine-Month Periods ended September 30, 2008 and 2007
(Unaudited)

	2008	2007
Sales	$1,924,127	$1,301,734

Cost of goods sold	1,064,957	1,010,303

Gross profit	859,170	291,431

Operating expenses	755,685	739,097

Income (loss) from operations	103,485	(447,666)

Other income (expense)
Other income	47,896	11,000
Interest, net	(21,608)	(13,474)
	26,288	(2,474)

Net income (loss)	$129,773	$(450,140)

Net income (loss) per share	$674	$(2,367)

Average shares outstanding	192.6638	190.1463

See notes to condensed financial statements.

CONFEDERATE MOTOR COMPANY, INC.
Condensed Statements of Cash Flows
Nine-Month Periods ended September 30, 2008 and 2007
(Unaudited)

	2008	2007
Operating activities
Net income (loss)	$129,773	$(450,140)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation	42,546	26,900
Amortization	8,334	-
Change in operating assets and liabilities
Employee advances	(20,000)	-
Inventory	(164,925)	(88,114)
Accounts payable	(66,444)	37,964
Accrued salaries	(23,650)	-
Other accrued expenses	(19,450)	(4,128)
Deferred revenue	(50,218)	189,723
Warranty reserve	600	(1,350)
Net cash used in operating activities	(163,434)	(289,145)

Investing activities
Purchases of property and equipment	-	(5,604)
Net cash used in investing activities	-	(5,604)

Financing activities
Proceeds from convertible note, net of issuance costs	200,000	-
Repayment of notes payable	(36,384)	(16,044)
Repayment of capital leases	(16,117)	(13,660)
Proceeds from issuance of stock	200,000	410,000
Redemptions of stock	-	(118,000)
Net cash provided by financing activities	347,499	262,296

Net increase (decrease) in cash and cash equivalents	184,065	(32,453)

Cash and cash equivalents at beginning of period	10,899	60,953

Cash and cash equivalents at end of period	$194,964	$28,500

See notes to condensed financial statements.

CONFEDERATE MOTOR COMPANY, INC.
Notes to Condensed Financial Statements
September 30, 2008 and 2007 (Unaudited) and
December 31, 2007 (Audited)

NOTE 1 - GENERAL

Presentation

The condensed balance sheet as of September 30, 2008 and the condensed statements of operations and cash flows for the nine-month periods ended September 30, 2008 and 2007 are unaudited.  They have been prepared on the same basis as the audited financial statements of Confederate Motor Company, Inc. (the “Company”) for the year ended December 31, 2007.  These statements reflect all adjustments of a normal, recurring nature, which, in the opinion of management, are necessary for fair presentation of the financial position, results of operations and cash flows for the interim periods.  Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  The results of operations for the nine-month periods ended September 30, 2008 and 2007 are not necessarily indicative of the operating results for the full year.

The condensed financial statements included in this Exhibit 99.1 of this Form 8-K should be read in conjunction with the audited financial statements of Confederate Motor Company, Inc. for the years ended December 31, 2007 and 2006 included in Exhibit 99.2 of this Form 8-K, as filed with the Securities and Exchange Commission.

Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period.  These estimates are based on information available as of the date of these financial statements.  Actual results could differ from those estimates.

Earnings per Share

Basic earnings per share were computed by dividing net income or loss by the average number of common and preferred shares outstanding during the year.

Deferred Revenue

The Company signed a distribution agreement in March 2008.  In connection with the agreement, the Company received an upfront fee of $300,000 for the exclusive rights to sell and distribute the Company’s motorcycles in the Middle East region.  The upfront fee, less the value of a product model provided in the exchange, is being recognized ratably into income over the life of the distribution agreement and is included in deferred revenue in the accompanying condensed balance sheets.  The related income is included in other income in the accompanying condensed statements of operations.

CONFEDERATE MOTOR COMPANY, INC.
Notes to Condensed Financial Statements
September 30, 2008 and 2007 (Unaudited) and
December 31, 2007 (Audited)
 (Continued)

NOTE 2 - CONVERTIBLE NOTE

In June 2008, the Company entered into an agreement whereby the Company may merge with a public company.  In connection with the agreement, the Company obtained a bridge loan in the form of an unsecured convertible promissory note totaling $225,000.  Principal and interest are due in January 2009.  If the merger is consummated, the holder of the note has the right, but not the obligation, to convert all of the then outstanding principal amount plus accrued but unpaid interest into common stock of the Company.  The conversion ratio is one share per $1.125 of principal and accrued interest at a fixed rate of 5% under the note.

See subsequent event at Note 5.

NOTE 3 - COMMON STOCK

During the first nine months of 2008, the Company sold additional Class A stock totaling $150,000.

NOTE 4 - SUPPLEMENTAL CASH FLOW DISCLOSURES

Net cash used in operating activities reflects cash payments for interest of $23,406 and $25,463 for the nine-month periods ended September 30, 2008 and 2007, respectively.  During the nine-month period ended September 30, 2007, the Company purchased a vehicle totaling $36,628 through the assumption of a note payable and purchased computers and equipment totaling $108,804 through capital leases.

NOTE 5 - SUBSEQUENT EVENTS

In January 2009, the following conditions were satisfied under the merger agreement with French Peak Resources, Inc., a public company registered with the Securities and Exchange Commission; (i) the stockholders of the Company surrendered all of the issued and outstanding shares of the Company’s common stock, after giving effect to the conversion of all outstanding shares of the Company’s preferred stock, and received, in exchange, 8,895,000 shares of Acquisition Sub common Stock, (ii) all options and warrants to purchase shares of the Company’s common stock outstanding immediately prior to the merger, were replaced with corresponding new options or warrants to purchase shares of Acquisition Sub common stock; (iii) the pre-merger stockholders of French Peak Resources, Inc. retained 1,105,000 shares of Acquisition Sub common stock; and (iv) the Acquisition Sub merged with and into the Company with the Company surviving the merger.

Upon closing of the transaction, the holder of the Company’s unsecured convertible promissory note totaling $225,000 converted the outstanding principal and accrued interest into shares of common stock.